                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Sections
       240.14a-12

                            FFD FINANCIAL CORPORATION
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

       1)   Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------
       5)   Total fee paid:

            ---------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            --------------------------------------
       2)   Form, Schedule or Registration Statement No.:

            --------------------------------------
       3)   Filing Party:

            --------------------------------------
       4)   Date Filed:

            --------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 NORTH WOOSTER AVENUE
                                DOVER, OHIO 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1997 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD") will be held at 321 North Wooster Avenue, Dover, Ohio 44622, on October 14, 1997 at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

              1.     To elect three directors of FFD for terms expiring in 1999;

              2. To ratify the selection of Grant Thornton LLP as the auditors of FFD for the current fiscal year; and

              3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of FFD of record at the close of business on August 29, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                       By Order of the Board of Directors



Dover, Ohio                            Robert R. Gerber, President
September 12, 1997

                            FFD FINANCIAL CORPORATION
                            321 NORTH WOOSTER AVENUE
                                DOVER, OHIO 44622
                                 (330) 364-7777

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of FFD Financial Corporation ("FFD") for use at the 1997 Annual Meeting of Shareholders of FFD to be held at 321 North Wooster Avenue, Dover, Ohio 44622, on October 14, 1997, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by FFD before the Proxy is exercised or by giving notice of revocation to FFD in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of J. Richard Gray, Roy O. Mitchell, Jr. and Robert D. Sensel as directors of FFD for terms expiring in 1999; and

                  FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of FFD for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of FFD and First Federal Savings Bank of Dover ("First Federal"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by FFD.

         Only shareholders of record as of the close of business on August 29, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. FFD's records disclose that, as of the Voting Record Date, there were 1,454,750 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of FFD on or about September 12, 1997.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and FFD's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of FFD for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only person known to FFD to own beneficially more than five percent of the outstanding common shares of FFD as of August 31, 1997:

                                  Amount and nature of        Percent of
Name and address                  beneficial ownership    shares outstanding
----------------                  --------------------    ------------------

First Bankers Trust, N.A.              116,380(1)                8.00%
1201 Broadway
Quincy, Illinois 62301

---------------------------

  (1) Includes 114,044 shares that First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP"), has sole voting power over and 2,336 shares over which the ESOP Trustee has shared voting power. The ESOP Trustee has sole investment power over all 116,380 shares.

         The following table sets forth certain information with respect to the number of common shares of FFD beneficially owned by each director of FFD and by all directors and executive officers of FFD as a group as of August 31, 1997:

                                Amount and nature of beneficial ownership
                              --------------------------------------------
                              Sole voting and/or       Shared voting and/or             Percent of
Name and address (1)           investment power          investment power           shares outstanding
--------------------           ----------------          ----------------           ------------------

Stephen G. Clinton                   4,186.4 (2)             37,390 (3)                     2.86%
Robert R. Gerber                     8,528.0 (4)             40,540 (3)                     3.36
J. Richard Gray                     22,036.4 (2)                  -                         1.51
Richard J. Herzig                   14,536.4 (2)                  -                         1.00
Roy O. Mitchell, Jr.                14,536.4 (2)              2,000                         1.14
Robert D. Sensel                    12,036.4 (2)             10,000                         1.51
All directors and executive
  officers of FFD as a group
  (8 people)                        77,492.0 (5)             54,390 (6)                     8.99%

-----------------------------

(1) Each of the persons listed on this table may be contacted at the address of FFD.

(2) This number includes 1,454.6 shares that may be acquired upon the exercise of options awarded pursuant to the FFD Financial Corporation 1996 Stock Option and Incentive Plan (the "Stock Option Plan") and
         581.8 shares which will be earned in the next 60 days pursuant to the First Federal Savings Bank of Dover Recognition and Retention Plan and Trust (the "RRP").

(Footnotes continued on next page)


(3) This number includes 35,540 shares held by the RRP Trust with regard to which Messrs. Clinton and Gerber have shared voting power as Trustees of the RRP.

(4) This number includes 4,364 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 1,164 shares which will be earned in the next 60 days pursuant to the RRP.

(5) This number includes 12,362 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 4,480 shares that will be earned in the next 60 days pursuant to the RRP.

(6) The 35,540 shares held by the RRP Trust are reflected in each Trustee's amounts but counted only once in the amount beneficially owned by all directors and executive officers of FFD as a group.

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         FFD's Regulations provide for a Board of Directors consisting of six persons divided into two classes. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         Each of the directors of FFD is also a director of First Federal. Each director of FFD became a director of the Company in connection with the conversion of FFD from mutual to stock form (the "Conversion") and the formation of FFD as the holding company for First Federal.

         The Board of Directors proposes the reelection of the following persons to serve as directors of FFD until the annual meeting of shareholders in 1999 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

Name                                Age (1)    Position(s) held       Director of FFD since
----                                -------    ----------------       ---------------------

J. Richard Gray                       70            Director                  1995
Roy O. Mitchell, Jr.                  70            Director                  1995
Robert D. Sensel                      52            Director                  1995
-----------------------------

(1)      As of August 31, 1997.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name                              Age (1)    Position(s) held            Director of FFD since     Term expires
----                              -------    ----------------            ---------------------     ------------

Stephen G. Clinton                   44         Director                         1995                  1998
Robert R. Gerber                     48         Director and President           1995                  1998
Richard J. Herzig                    72         Director                         1995                  1998
-----------------------------

(1)      As of August 31, 1997.

         STEPHEN G. CLINTON has been employed by National Capital Companies LLC ("National Capital"), a financial consulting and investment banking firm specializing in the financial services industry, since 1990. Although National Capital is headquartered in Chevy Chase, Maryland, Mr. Clinton operates out of an office in Dover, Ohio. Mr. Clinton has been President of National Capital since August 1995.

         ROBERT R. GERBER has served as President of First Federal since 1992. From 1984 to 1992, Mr. Gerber was a loan officer and the Secretary of First Federal.

         J. RICHARD GRAY has been employed by Hanhart Agency, Inc., an insurance agency in Dover, since 1951. Mr. Gray has served as that company's Chairman for the past two years.

         RICHARD J. HERZIG is the Chairman and retired President of Toland-Herzig Funeral Homes, Inc. located in Dover, Ohio.

         ROY O. MITCHELL, JR. served as Managing Officer of First Federal from 1967 until his retirement from First Federal in 1992.

         ROBERT D. SENSEL has been President and Chief Executive Officer of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

MEETINGS OF DIRECTORS

         The Board of Directors of FFD met 13 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1997.

         Each director of FFD is also a director of First Federal. The Board of Directors of First Federal met 14 times for regularly scheduled and special meetings during the fiscal year ended June 30, 1997.

COMMITTEES OF DIRECTORS

         The Board of Directors of FFD has an Audit Committee, an ESOP Committee and a Stock Option Committee. The full Board of Directors serves as a nominating committee.

         The Audit Committee is responsible for selecting and recommending to the Board of Directors a firm to serve as auditors for FFD and reviewing the report prepared by the auditors. The full Board of Directors served as the Audit Committee during fiscal year 1997 and met once during the fiscal year ended June 30, 1997.

         The ESOP Committee is responsible for administering the ESOP. The ESOP Committee consists of all of the directors of FFD. The ESOP Committee met once during the 1997 fiscal year.

         The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and granting options pursuant to its terms. The members of the Stock Option Committee are Messrs. Gray, Herzig, Mitchell and Sensel. The Stock Option Committee met twice during the fiscal year ended June 30, 1997.

         The Board of Directors of First Federal has an Executive Committee and an RRP Committee.

         The Executive Committee functions primarily as a loan approval committee, although it is authorized to act on other matters. The members of the Executive Committee are Messrs. Gerber, Gray and Herzig. The Executive Committee met 48 times during the fiscal year ended June 30, 1997.

         The RRP Committee administers the RRP and recommends awards thereunder, subject to the approval of the full Board of Directors. The members of the RRP Committee are Messrs. Gray, Herzig, Mitchell and Sensel. The RRP Committee met twice during the fiscal year ended June 30, 1997.

                               EXECUTIVE OFFICERS

         In addition to Mr. Gerber, who is the President of both FFD and First Federal, the following persons are executive officers of FFD and First Federal and hold the designated positions:

Name                         Age(1)        Position(s) held
----                         ------        ----------------

Charles A. Bradley           36            Treasurer of FFD and Vice President, Treasurer and Chief
                                           Financial Officer of First Federal

Shirley A. Wallick           52            Secretary of FFD and First Federal

-----------------------------

(1)      As of August 31, 1997.

         CHARLES A. BRADLEY is the Vice President, the Treasurer and the Chief Financial Officer of First Federal and the Treasurer of FFD. Prior to joining FFD and First Federal in 1997, Mr. Bradley served as the Chief Financial Officer of the Bank One branches located in Dover, Coshocton and Cambridge, Ohio, from 1995 to February, 1997, and as Vice President/Finance and Manager of Operations at the Bank One branch in Dover, Ohio, from 1992 to 1995.

         SHIRLEY A. WALLICK is the Secretary of First Federal and FFD. She is responsible for teller operations, bookkeeping and on-line coordination of First Federal's data processing system. She has been an employee of First Federal since December 1982.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid to Robert R. Gerber, who is the President of FFD and First Federal, for the fiscal years ended June 30, 1997, 1996 and 1995. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during such periods.

                                            Summary Compensation Table
                                --------------------------------------------------------------------------
                                     Annual Compensation                Long term Compensation                  All Other
                                                                                                               Compensation (1)
----------------------------------------------------------------------------------------------------------

Name and                Year         Salary ($)    Bonus ($)                      Awards
Principal                                                    ---------------------------------------------
Position                                                     Restricted Stock    Securities Underlying
                                                                Awards ($)          Options/SARs (#)
--------------------------------------------------------------------------------------------------------------------------------

Robert R. Gerber        1997          $84,000      $8,000        $64,020 (2)          21,280 (3)                       -
  President             1996          $73,933      $6,376              -                   -                    $12,275 (4)
                        1995          $62,545      $6,110              -                   -                    $16,483 (5)
-------------------------


(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Gerber, the cost of which was less than 10% of his compensation.

(2) On October 8, 1996, Mr. Gerber was awarded 5,820 common shares pursuant to the RRP. Mr. Gerber paid no consideration for such shares. Such shares will become earned and nonforfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning October 8, 1997, assuming continued employment with, or service on the Board of Directors of, First Federal. The market price of FFD's shares on October 8, 1996, determined by reference to the closing bid for FFD's shares on the Nasdaq SmallCap Market ("Nasdaq") on such date was $11.00 per share. The aggregate market value of the shares awarded to Mr. Gerber under the RRP, as of such date, was $64,020. At June 30, 1997, the market price was $14.00, based on the closing bid of FFD's common shares, and the aggregate market value of the shares awarded to Mr. Gerber was $81,480. In addition, dividends and other distributions paid on such shares and earnings on such dividends and distributions will be distributed to Mr. Gerber according to the vesting schedule.

(3) Represents the number of common shares of the FFD underlying options granted to Mr. Gerber pursuant to the Stock Option Plan.

(4) Consists of directors' fees of $3,900 and First Federal's contribution of $8,375 to First Federal's tax-qualified profit sharing plan (the "Profit Sharing Plan.").

(5) Consists of directors' fees of $7,350 and $9,133 contributed to the Profit Sharing Plan by First Federal.


STOCK OPTION PLAN

         The shareholders of FFD adopted the Stock Option Plan at the 1996 Annual Meeting of Shareholders. Pursuant to the Stock Option Plan, 145,475 shares were reserved for issuance by FFD upon exercise of options to be granted to certain directors, officers and employees of FFD and First Federal from time to time under the Stock Option Plan. Options to purchase 96,833 common shares of FFD were granted pursuant to the Stock Option Plan during the fiscal year ended June 30, 1997.

         The Stock Option Committee may grant options under the Stock Option Plan at such times as it deems most beneficial to First Federal and FFD on the basis of the individual participant's responsibility, tenure and future potential to First Federal and FFD and in accordance with the Office of Thrift Supervision ("OTS") regulations.

         Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Options granted under the Stock Option Plan to directors who are not employees of FFD or First Federal will not qualify under the Code and thus will not be incentive stock options ("Non-Qualified Stock Options").

         FFD will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, FFD will receive payment of cash or, if acceptable to the Committee, FFD common shares or outstanding awarded stock options.

         The following table sets forth information regarding all grants of options to purchase common shares of FFD made to Mr. Gerber during the fiscal year ended June 30, 1997:

                                                            Option/SAR Grants In Last Fiscal Year
                                                                     Individual Grants
                          ------------------------------------------------------------------------------------------------
                          Number of Securities        % Of Total Options/SARs
                          Underlying Options/         Granted to Employees in        Exercise or Base
Name                        SARs Granted (#)                1997 Fiscal Year         Price ($/Share)       Expiration Date
----                      ------------------          ------------------------       -----------------     ---------------

Robert R. Gerber               21,820 (1)                      22.53%                     $11.25           October 8, 2006

----------------------------

(1) The option was granted on October 8, 1996, and is first exercisable with respect to one-fifth of the shares subject to the option on each anniversary of the date of grant of such option, commencing October 8, 1997.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Gerber at June 30, 1997:

                                  Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/97 Option/SAR Values
                                  --------------------------------------------------------------------------------------
                                                           Number of Securities Underlying
                                                             Unexercised Options/SARs at          Value of Unexercisable
                   Shares Acquired on        Value                    6/30/97(#)                  "In The Money" Options/
Name                   Exercise(#)        Realized($)          Exercisable/Unexercisable           SARs at 6/30/97(#)(1)
----               ------------------     -----------      --------------------------------       ----------------------

Robert R. Gerber           -0-                N/A                     -0-/21,820                        -0-/$60,005

---------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $11.25 exercise price and the fair market value of FFD's common shares, which was $14.00 on June 30, 1997, based on the closing bid price reported by Nasdaq.

RECOGNITION AND RETENTION PLAN

         The shareholders of FFD adopted the RRP at the 1996 Annual Meeting of Shareholders. With funds contributed by First Federal, the RRP purchased 40,600 common shares of FFD, 28,293 of which were awarded to directors and executive officers of First Federal during the fiscal year ended June 30, 1997.

         The RRP is administered by the RRP Committee. The RRP Committee determines which directors and employees of First Federal will be awarded shares under the RRP and the number of shares awarded.

         Unless the RRP Committee specifically states to the contrary at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award. Shares awarded pursuant to the RRP, along with any dividends and other distributions paid on such shares and earnings thereon, are distributed to recipients as soon as practicable after such shares become earned. Recipients are not permitted to transfer or direct the voting of shares awarded under the RRP until they become earned.

EMPLOYEE STOCK OWNERSHIP PLAN

         FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The ESOP trust borrowed funds from the Company with which it acquired 116,380 of the common shares sold in the Conversion.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

DIRECTOR COMPENSATION

         Each director who is not an executive officer of FFD receives a fee of $300 per regular meeting attended and $50 per special meeting attended. Each director who is not an executive officer of First Federal receives a fee of $700 per regular meeting attended and $50 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receives a fee of $25 per committee meeting.

                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton LLP as the auditors of FFD for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in FFD's proxy statement for the 1998 Annual Meeting of Shareholders should be sent to FFD by certified mail and must be received by FFD not later than May 16, 1998.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                         By Order of the Board of Directors




                                         Robert R. Gerber, President

Dover, Ohio
September 12, 1997

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 1997 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 14, 1997

         The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints Robert R. Gerber and Richard J. Herzig, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of FFD to be held at 321 North Wooster Avenue, Dover, Ohio 44622, on October 14, 1997, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.  The election of three directors:

           FOR all nominees                            WITHHOLD authority to
           listed below                                vote for all nominees
    [  ]   (except as marked to the             [  ]   listed below:
               contrary below):

                                 J. Richard Gray
                                 Roy O. Mitchell, Jr.
                                 Robert D. Sensel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of FFD for the current fiscal year.

    [  ]   FOR                    [  ]   AGAINST                [  ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1997 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


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Signature                                            Signature


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Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.